UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 7, 2003

WESTERN GAS RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10389	84-1127613
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1099 18th Street, Suite 1200, Denver, Colorado		80202
(Address of Principal Executive Offices)		(Zip Code)

(303) 452-5603

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

On November 7, 2003, Western Gas Resources, Inc. issued a press release announcing that it has called for redemption 700,000 outstanding shares of its $2.625 Cumulative Convertible Preferred Stock.

The press release is attached as an exhibit to this Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)	Exhibit:

	99	Press release dated November 7, 2003 announcing that Western Gas Resources, Inc. has called for redemption 700,000 outstanding shares of its $2.625 Cumulative Convertible Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS RESOURCES, INC.
(Registrant)

Date: November 7, 2003	By:	/s/ William J. Krysiak
Name: William J. Krysiak
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Press release dated November 7, 2003 announcing that Western Gas Resources, Inc. has called for redemption 700,000 outstanding shares of its $2.625 Cumulative Convertible Preferred Stock.